EXHIBIT 10.6

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Execution Copy

LICENSE AGREEMENT

This License Agreement (this “Agreement”) is entered into as of this 2nd day of November, 2016 (the “Effective Date”), by and between Magenta Therapeutics, Inc., a corporation existing under the laws of the State of Delaware, having a place of business at 245 First St. 4th Floor, Cambridge MA 02142 (“Licensee”) and President and Fellows of Harvard College, an educational and charitable corporation existing under the laws and the constitution of the Commonwealth of Massachusetts, having a place of business at Richard A. and Susan F. Smith Campus Center, Suite 727, 1350 Massachusetts Avenue, Cambridge, Massachusetts 02138 (“Harvard”).

WHEREAS, the technology claimed in the Patent Rights (as defined below) was developed through research conducted by Dr. David T. Scadden and other Harvard researchers;

WHEREAS, Harvard owns the Patent Rights related to Harvard Case #[***], as described in Exhibit 1.18 hereto, jointly with The General Hospital Corporation d/b/a Massachusetts General Hospital, with offices at 55 Fruit Street, Boston, MA 02114 (“MGH”), and Children’s Medical Center Corporation, with offices at 300 Longwood Avenue, Boston, MA 02115 (“Children’s,” and collectively with MGH and Harvard, the “Institutions”), and Harvard owns the Patent Rights related to Harvard Case ## [***] and [***], as described in Exhibit 1.18 hereto, jointly with MGH;

WHEREAS, as between the Institutions, Harvard has the sole and exclusive right and authority to grant licenses under the Patent Rights, on behalf of itself, Children’s and MGH, pursuant to that certain Invention Administration Agreement dated as of October 4, 2016, by and between Harvard, Children’s and MGH, and pursuant to that certain Invention Administration Agreement dated as of November 2, 2016, by and between Harvard and MGH;

WHEREAS, Licensee wishes to obtain a license under the Patent Rights;

WHEREAS, Harvard desires to have products based on the inventions described in the Patent Rights developed and commercialized to benefit the public;

WHEREAS, such products and/or services may be applicable to the improvement of the health of individuals throughout the world; and

WHEREAS, Licensee has represented to Harvard, in order to induce Harvard to enter into this Agreement, that Licensee shall commit itself to commercially reasonable efforts to develop, obtain regulatory approval for and commercialize such products;

NOW, THEREFORE, in consideration of the mutual covenants and promises herein, the sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

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1. Definitions.

As used in this Agreement, the terms with initial letters capitalized, whether used in the singular or plural form, shall have the meanings set forth in this Article 1 or, if not listed below, the meaning designated in places throughout this Agreement.

1.1. “Affiliate” means, with respect to a person, organization or entity, any person, organization or entity controlling, controlled by or under common control with, such person, organization or entity. For purposes of this definition only, “control” of another person, organization or entity will mean the possession, directly or indirectly, of the power to direct or cause the direction of the activities, management or policies of such person, organization or entity, whether through the ownership of voting securities, by contract or otherwise. Without limiting the foregoing, control will be presumed to exist when a person, organization or entity (a) owns or directly controls fifty percent (50%) or more of the outstanding voting stock or other ownership interest of the other organization or entity or (b) possesses, directly or indirectly, the power to elect or appoint fifty percent (50%) or more of the members of the governing body of the other organization or entity. The parties acknowledge that in the case of certain entities organized under the laws of certain countries outside of the United States, the maximum percentage ownership permitted by law for a foreign investor may be less than fifty percent (50%), and that in such cases such lower percentage will be substituted in the preceding sentence.

1.2. “Calendar Quarter” means each of the periods of three (3) consecutive calendar months ending on March 31, June 30, September 30 and December 31 during the Term.

1.3. “Commercially Reasonable Efforts” means the level of efforts and resources consistent with the efforts and resources normally used by a similarly situated biotechnology company in the exercise of commercially reasonable business discretion relating to the development, manufacture or commercialization of a biopharmaceutical product with similar scientific and technical product characteristics that is of similar market potential at a similar stage of development or commercialization, taking into account issues of efficacy, safety, product profile, anticipated or approved labeling, present and future market potential, competitive market conditions, the proprietary position of the drug substance or product, the regulatory structure involved, the complexity, costs and challenges of clinical development, and other key technical, legal, scientific, medical or commercial factors or challenges, and the likely profitability of the product.

1.4. “Covered” means, when referring to an invention, an invention is disclosed in a patent or pending patent application and is recited in one or more claims of said patent or patent application.

1.5. “Development Milestones” means the development and commercialization milestones set forth in Exhibit 1.5 hereto.

1.6. “Development Plan” means the plan for the development and commercialization of Licensed Products attached hereto as Exhibit 1.6, as such plan may be adjusted from time to time pursuant to Section 3.2.

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1.7. “Dominated by” means, when used to refer to any invention as “Dominated by” any other patent or patent application, that, without a license to practice such other patent or patent application, the practice of such invention would infringe at least one claim made under such other patent or patent application.

1.8. “FDA” means the United States Food and Drug Administration.

1.9. “Field” means the treatment, palliation or prevention of any disease, disorder or condition in humans or animals.

1.10. “First Commercial Sale” means the date of the first sale by Licensee, its Affiliate or a Sublicensee of a Licensed Product to a Third Party for end use or consumption of such Licensed Product following receipt of any required Marketing Authorization in the country in which such Licensed Product is sold, excluding, however, any sale or other distribution for use in a clinical study.

1.11. “Improvement” means a patentable invention (a) disclosed to Harvard’s Office of Technology Development within [***] following the Effective Date; (b) that is Dominated by a claim of a granted patent of the Patent Rights or would be Dominated by a claim of a pending application of the Patent Rights, (c) arises [***], and (d) is available for licensing after satisfaction of any obligations to Third Parties under binding agreements with such Third Parties, including without limitation, sponsors of the research leading to such invention.

1.12. “Infringed Patent” means an issued and unexpired patent, or a pending patent application not within the Patent Rights (a) that is not Dominated by a Valid Claim, (b) has not been abandoned, held invalid, revoked, held or rendered unenforceable or lost through interference, and (c) the claims of which would be infringed by Licensee’s making, using, selling, offering for sale or importing of a Type I Licensed Product.

1.13. “IND” means an FDA investigational new drug application, clinical study application, clinical trial exemption, or similar application or submission for approval to conduct human clinical investigations filed with or submitted to a Regulatory Authority in any country in conformance with the requirements of such Regulatory Authority.

1.14. “Licensed Product” means any Type I Licensed Product and any Type II Licensed Product.

1.15. “Marketing Authorization” means all approvals from the relevant Regulatory Authority necessary to market and sell a Licensed Product in a country.

1.16. “Net Sales” means the gross amount billed or invoiced by or on behalf of Licensee, any Sublicensee or any of their Affiliates (each, an “Invoicing Entity”) from the sales of Licensed Products to independent third party customers by or on behalf of Licensee, such Sublicensee or Affiliate, as applicable, in bona-fide arms-length transactions less the following deductions, which may not exceed reasonable and customary amounts in the biopharmaceutical industry in the country in which the transaction occurs:

(a)	Customer freight charges actually paid by the Invoicing Entity;

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(b)	Trade, quantity, cash or other discounts and brokers’ or agents’ commissions, if any, actually allowed and taken by the Invoicing Entity;

(c)	Price reductions or rebates, retroactive or otherwise, imposed by, negotiated with or otherwise paid to governmental authorities or other payees;

(d)	Credits or allowances made or given on account of rejects, defects, recalls, returns, or retroactive price reductions for any amount not collected that are specifically identifiable or allocable to Licensed Products; and

(e)	Any tax or governmental charge directly on sale or transportation, use or delivery of products paid by or on behalf of the Invoicing Entity and not recovered from the purchaser, but not including any tax levied with respect to income.

In the event that an Invoicing Entity receives non-cash consideration for any Licensed Products or in the case of transactions not at arm’s length with a non-Affiliate of an Invoicing Entity, Net Sales will be calculated based on the fair market value of such consideration or transaction, assuming an arm’s length transaction made in the ordinary course of.

In any transfers of Licensed Products between an Invoicing Entity and an Affiliate of such Invoicing Entity not for the purpose of resale by such Affiliate, Net Sales will be equal to the fair market value of the Licensed Products so transferred, assuming an arm’s length transaction made in the ordinary course of business.

Sales of Licensed Products by an Invoicing Entity to its Affiliate or a Sublicensee for resale by such Affiliate or Sublicensee will not be deemed Net Sales. Instead, Net Sales will be determined based on the gross amount billed or invoiced by such Affiliate or Sublicensee upon resale of such Licensed Products to a third party purchaser.

Net Sales shall exclude sales or transfers of Licensed Products for charitable or government-approved programs for compassionate use purposes or named patient programs or any other similar program that provides for the legally-permitted sale or transfer to an end-user of a Licensed Product for such Licensed Product in such country.

1.17. “Non-Royalty Income” means any payments or other consideration that Licensee or any of its Affiliates receives in connection with a Sublicense or a Strategic Partnership, other than (a) royalties based on Net Sales, (b) amounts received to cover future reasonable, fully-burdened costs incurred by Licensee or its Affiliates in the performance of research and development of Licensed Products after the Effective Date, (c) amounts received as reimbursement for out-of-pocket costs incurred by Licensee in the preparation, filing, prosecution and maintenance of the Patent Rights, or (d) consideration for the issuance of equity or debt interests in Licensee to the extent the amount paid for such equity or debt does not exceed its fair market value; provided, that, [***]. If Licensee or its Affiliate receives non-cash consideration in connection with a Sublicense or Strategic Partnership or in the case of transactions not at arm’s length, Non-Royalty Income will be calculated based on the fair market value of such consideration or transaction, at the time of the transaction, assuming an arm’s length transaction made in the ordinary course of business. To the extent Licensee receives

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compensation for both a grant of a Sublicense of rights under Section 2.1 and the grant of other rights or licenses to intellectual property other than a Sublicense of rights granted under Section 2.1, other than a right or license to intellectual property not owned by Harvard but Dominated by any Valid Claim within the Patent Rights, such compensation will be reasonably apportioned between that amount attributable to the sublicense of rights under Section 2.1, which shall be deemed Non-Royalty Income, and that amount attributable to the grant of other rights or licenses in such other intellectual property, which shall be excluded from Non-Royalty Income, such apportionment to be reasonably agreed upon by the Parties; provided, that in any event, the portion of the total overall transaction value of such sublicenses attributable directly to the Sublicense of the Patent Rights shall not be less than 50%. For the avoidance of doubt, Non-Royalty Income shall not include consideration received by Licensee or its equityholders in connection with a merger, consolidation, or sale of equity, of Licensee, or the sale or transfer of all or substantially all of the assets or business of Licensee pertaining to the subject matter of this Agreement, to a successor (any such transaction to be referred to as an “M&A Transaction”).

1.18. “Patent Rights” means, in each case to the extent owned and controlled by Harvard: (a) the patents and patent applications listed in Exhibit 1.18 (including the PCT and/or U.S. utility application claiming priority to such application(s) that are filed on or before the one year conversion date of such application(s)); (b) any patent or patent application that claims priority to and is a divisional, continuation, reissue, renewal, reexamination, substitution or extension of any patent application identified in (a); (c) any patents issuing on any patent application identified in (a) or (b), including any reissues, renewals, reexaminations, substitutions or extensions thereof; (d) any claim of a continuation-in-part application or patent (including any reissues, renewals, reexaminations, substitutions or extensions thereof) that is entitled to the priority date of, and is directed specifically to subject matter specifically described in, at least one of the patents or patent applications identified in (a), (b) or (c); (e) any foreign counterpart (including PCTs) of any patent or patent application identified in (a), (b) or (c) or of the claims identified in (d); and (f) any supplementary protection certificates, pediatric exclusivity periods, any other patent term extensions and exclusivity periods and the like of any patents and patent applications identified in (a) through (e).

1.19. “Patient Treatment Purposes” means (i) use in patient care; or (ii) a clinical trial that is not funded or sponsored by any Third Party for-profit or commercial entity, and for which no Third Party for-profit or commercial entity acquires license rights, option rights or ownership of any results of such clinical trial.

1.20. “Phase 1 Clinical Study” means a clinical study in any country involving the initial introduction of an investigational new drug into humans, typically designed to determine the metabolism and pharmacologic actions of the drug in humans, the side effects associated with increasing doses, and, if possible, to gain early evidence on effectiveness. In the United States, “Phase 1 Clinical Study” means a human clinical study that satisfies the requirements of 21 C.F.R. § 312.21(a).

1.21. “Phase 2 Clinical Study” means a human clinical study in any country conducted to evaluate the effectiveness of a drug for a particular indication or indications in patients with the disease or condition under study and, possibly, to determine the common short-term side effects and risks associated with the drug. In the United States, “Phase 2 Clinical Study” means a human clinical study that satisfies the requirements of 21 C.F.R. § 312.21 (b).

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1.22. “Phase 3 Clinical Study” means a human clinical study in any country, whether controlled or uncontrolled, that is performed after preliminary evidence suggesting effectiveness of the drug under evaluation has been obtained, and intended to gather the additional information about effectiveness and safety that is needed to evaluate the overall benefit-risk relationship of the drug and to provide an adequate basis for physician labeling. In the United States, “Phase 3 Clinical Study means a human clinical study that satisfies the requirements of 21 C.F.R. § 312.21 (c).

1.23. “Regulatory Authority” means any applicable government regulatory authority involved in granting approvals for the manufacturing and marketing of a Licensed Product, including, in the United States, the FDA.

1.24. “Strategic Partner” means any entity that agrees to compensate Licensee or its Affiliate in exchange for: Licensee’s or its Affiliate’s practice of the Patent Rights and/or development of Licensed Products, on behalf of or in collaboration with such entity, including without limitation, for commercialization and development activities for Licensed Products. Any entity which meets the foregoing criteria, that also receives a Sublicense shall be considered a Sublicensee, and not a Strategic Partner, for the purposes of this Agreement.

1.25. “Strategic Partnership” means any agreement between Licensee or any of its Affiliates and a Strategic Partner.

1.26. “Sublicense” means: (a) any right granted, license given or agreement entered into by Licensee to or with any other person or entity, under or with respect to or permitting any use or exploitation of any of the Patent Rights or otherwise permitting the development, manufacture, marketing, distribution, use and/or sale of Licensed Products; (b) any option or other right granted by Licensee to any other person or entity to negotiate for or receive any of the rights described under clause (a); or (c) any standstill or similar obligation undertaken by Licensee toward any other person or entity not to grant any of the rights described in clause (a) or (b) to any third party; in each case regardless of whether such grant of rights, license given or agreement entered into is referred to or is described as a sublicense.

1.27. “Sublicensee” means any person or entity granted a Sublicense.

1.28. “Term” means the term of this Agreement as set forth in Section 10.1.

1.29. “Third Party” means any entity or person other than Harvard or Licensee or its Affiliates.

1.30. “Type I Licensed Product” means on a country-by-country basis, any product or service, the making, using, selling, offering for sale, importing, exporting or performing in the country in question would (without the license granted hereunder) infringe, directly, indirectly by inducement of infringement, or through contributory infringement, at least one pending Valid Claim (were it to have issued) or issued Valid Claim in that country.

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1.31. “Type II Licensed Product” means any product, other than a Type I Licensed Product, which (i) is a modification, improvement or optimization of a Type I Licensed Product, or (ii) is described in, or is developed through the practice of the technology enabled by the subject matter of the Patent Rights, including, without limitation, the Patent Rights listed on Exhibit 1.18 as of the Effective Date.

1.32. “Valid Claim” means: (a) a claim of an issued and unexpired patent within the Patent Rights that has not been (i) held permanently revoked, unenforceable, unpatentable or invalid by a decision of a court or governmental body of competent jurisdiction, unappealable or unappealed within the time allowed for appeal, (ii) rendered unenforceable through disclaimer or otherwise, (iii) abandoned or (iv) permanently lost through an interference or opposition proceeding without any right of appeal or review; or (b) a pending claim of a pending patent application within the Patent Rights that (i) has been asserted and continues to be prosecuted in good faith, (ii) has not been abandoned or finally rejected without the possibility of appeal or refiling, and (iii) has not been pending for more than seven (7) years from the date of issuance of the first substantive patent office action considering patentability of such claim by the relevant patent office in the country or territory in which such claim is pending. For purposes of calculating the end of the seven (7) years for which a given pending claim upon which a first substantive patent office action has been received remains a Valid Claim in accordance with clause (b)(iii) of the preceding sentence, that claim as originally filed and as it subsequently may be amended shall be deemed to be one and the same single claim entitled to a single period of seven (7) years, such period commencing upon the first substantive patent office action that occurs for any version of such single claim.

2. License.

2.1. License Grant. Subject to the terms and conditions set forth in this Agreement, Harvard hereby grants to Licensee an exclusive, worldwide, royalty-bearing license under the Patent Rights, solely to research, develop, make, have made, use, sell, offer for sale, have sold, export and import Licensed Products solely for use within the Field; provided, however, that:

2.1.1. Harvard retains the right, for itself, the Institutions, and for other not-for-profit research organizations, to practice the Patent Rights within the scope of the license granted above, solely for research, educational and scholarly purposes, and for Patient Treatment Purposes by Institutions’ clinical affiliates; provided, that such retained rights shall not include the right to grant any license, sublicense or option right in or to the Patent Rights to make, have made, sell, offer for sale, have sold, export or import products for use within the Field to any third party for-profit or commercial entity; and

2.1.2. the United States federal government retains rights in the Patent Rights pursuant to 35 U.S.C. §§ 200-212 and 37 C.F.R. § 401 et seq., and any right granted in this Agreement greater than that permitted under 35 U.S.C. §§ 200-212 or 37 C.F.R. § 401 et seq. will be subject to modification as may be required to conform to the provisions of those statutes and regulations.

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2.2. Affiliates. The license granted to Licensee under Section 2.1 includes the right to have some or all of Licensee’s rights or obligations under this Agreement exercised or performed by one or more of Licensee’s Affiliates, solely on Licensee’s behalf; provided, however, that:

2.2.1. no such Affiliate shall be entitled to grant, directly or indirectly, to any third party any right of whatever nature under, or with respect to, or permitting any use or exploitation of, any of the Patent Rights, including any right to develop, manufacture, market or sell Licensed Products; and

2.2.2. any act or omission taken or made by an Affiliate of Licensee under this Agreement will be deemed an act or omission by Licensee under this Agreement.

2.3. Sublicenses.

2.3.1. Sublicense Grant. Licensee will be entitled to grant Sublicenses to Third Parties under the licenses granted pursuant to clause (a) of Section 2.1, subject to the terms of this Section 2.3; provided, that, [***]. Such Sublicenses shall include the right to grant further Sublicenses through any number of tiers. All Sublicenses shall be subject to the terms of this Section 2.3, and otherwise on terms and conditions in compliance with and not inconsistent with the terms of this Agreement.

2.3.2. Sublicense Agreements. Licensee shall grant sublicenses pursuant to written agreements, which will be subject and subordinate to the terms and conditions of this Agreement. Such Sublicense agreements will contain, among other things, the following:

2.3.2.1. all provisions necessary to ensure Licensee’s ability to perform its obligations under this Agreement;

2.3.2.2. a section substantially the same as Article 9 of this Agreement, which also will state that the Indemnitees (as defined in Section 9.1) are intended third party beneficiaries of such Sublicense agreement for the purpose of enforcing such indemnification;

2.3.2.3. a provision clarifying that, in the event of termination of the license set forth in Section 2.1 (in whole or in part (e.g., termination in a particular country)), any existing Sublicense agreement shall terminate to the extent of such terminated license; provided that such Sublicensee shall have the right to enter into a direct license with Harvard under the terms set forth in Section 10.3.1 so long as such Sublicensee is in good standing under such Sublicense agreement and has not otherwise caused a material breach under this Agreement;

2.3.2.4. a provision clarifying that the Sublicensee shall only be entitled to sublicense its rights under such Sublicense agreement on the terms set forth in this Section 2.3; and

2.3.2.5. a provision prohibiting the Sublicensee from assigning the Sublicense agreement without the prior written consent of Harvard, except that Sublicensee may assign the Sublicense agreement to an Affiliate of such Sublicensee or to a successor in connection with the merger, consolidation or reorganization of such Sublicensee, or the sale of all or substantially all of its assets or that portion of its business to which the Sublicense agreement relates; provided, however, that any permitted assignee agrees in writing to be bound by the terms of such Sublicense agreement.

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2.3.3. Delivery of Sublicense Agreement. Licensee shall furnish Harvard with a fully executed copy of any Sublicense agreement, promptly after its execution. Harvard shall keep all such copies in its confidential files and shall use them solely for the purpose of monitoring Licensee’s and Sublicensees’ compliance with their obligations hereunder and enforcing Harvard’s rights under this Agreement.

2.3.4. Breach by Sublicensee. Licensee shall be responsible for any breach of a Sublicense agreement by any Sublicensee that results in or would have constituted a material breach of this Agreement had it been an act or omission by Licensee. Licensee shall either (a) cure such breach in accordance with Section 10.2.2 of this Agreement or (b) enforce its rights by terminating such Sublicense agreement in accordance with the terms thereof.

2.4. Option to Improvements.

2.4.1. Harvard shall promptly provide Licensee with written notice of each Improvement of which it becomes aware, and Licensee agrees to keep the contents of any such notice confidential, and shall not share any such information with any third party without Harvard’s prior written consent. With respect to such Improvement, Licensee shall have the right to request, in writing and delivered to Harvard by Licensee within [***] days following Licensee’s receipt of Harvard’s notice, an option to negotiate a license under Harvard’s interest in any patent application Harvard controls to the extent that such Improvement is Covered in such patent application (the “Improvement Patent Rights”).

2.4.2. If Licensee notifies Harvard in accordance with Section 2.5.1 above, Licensee shall provide to Harvard, within [***] days following Harvard’s receipt of Licensee’s notice, a development plan for Licensed Products covered by the Improvement Patent Rights (which shall include specific development milestones), for Harvard’s review and approval, not to be unreasonably withheld.

2.4.3. Subject to (i) any legal or contractual obligations of Harvard to Third Parties, but with the understanding that Harvard otherwise shall be obligated to offer such Improvement Patent Rights to Company first for licensing, and (ii) the agreement of each of the inventors of such Improvement, upon the date of Harvard’s approval of Licensee’s development plan, the Parties shall enter into negotiations for a period of up to [***] days (the “Amendment Negotiation Period”) to amend this Agreement to include a grant of rights under Harvard’s interest in the Improvement Patent Rights in the Field upon commercially reasonable financial terms (including, for example, an upfront fee, maintenance fees, milestone payments, etc.). [***].

2.5. No Other Grant of Rights. Except as expressly provided herein, nothing in this Agreement will be construed to confer any ownership interest, license or other rights upon Licensee by implication, estoppel or otherwise as to any technology, intellectual property rights, products or biological materials of Harvard, or any other entity, regardless of whether such technology, intellectual property rights, products or biological materials are dominant, subordinate or otherwise related to any Patent Rights.

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3. Development and Commercialization.

3.1. Diligence.

3.1.1. General. Licensee shall use Commercially Reasonable Efforts and shall cause its Sublicensees to use Commercially Reasonable Efforts: (a) to develop Licensed Products in accordance with the Development Plan; (b) and, to introduce at least two (2) Licensed Products into the commercial market; and (c) to market at least two (2) Licensed Products following such introduction into the market. For clarity, such Licensed Products shall consist of at least one Licensed Product for Conditioning, and at least one Licensed Product for Mobilization. In addition, Licensee, by itself or through its Affiliates or Sublicensees, shall achieve each of the Development Milestones within the time periods specified in Exhibit 1.5. For purposes of this Agreement, “Conditioning” shall mean depletion or ablation of endogenous hematopoietic stem cells and/or progenitor cells in a target tissue, and “Mobilization” shall mean mobilization of hematopoietic stem cells and/or progenitor cells for transplantation.

3.2. Adjustments of Development Plan. Licensee will be entitled, from time to time, to make such adjustments to the then applicable Development Plan as Licensee believes, in its good faith judgment, are needed in order to improve Licensee’s ability to meet the Development Milestones.

3.3. Reporting. Within [***] days after the end of each calendar year, Licensee shall furnish Harvard with a written report summarizing its, its Affiliates’ and its Sublicensees’ efforts during the prior year to develop and commercialize Licensed Products, including: (a) research and development activities; (b) commercialization and/or other distribution efforts; and (c) marketing efforts. Each report must contain a sufficient level of detail for Harvard to assess whether Licensee is in compliance with its obligations under Section 3.1 and a discussion of intended efforts for the then current year. Together with each report, Licensee shall provide Harvard with a copy of the then current Development Plan.

3.4. Failure to Meet Development Milestone; Opportunity to Cure. If Licensee believes that it will not achieve a Development Milestone, it may notify Harvard in writing in advance of the relevant deadline. Licensee shall include with such notice (a) a reasonable explanation of the reasons for such failure (and lack of finances will not constitute reasonable basis for such failure) (“Explanation”) and (b) a reasonable, detailed, written plan for promptly achieving a reasonable extended and/or amended milestone (“Plan”). If Licensee so notifies Harvard, but fails to provide Harvard with both an Explanation and Plan, then Licensee will have [***] to meet such Development Milestone. [***]. If Licensee so notifies Harvard and provides Harvard with an Explanation and Plan, both of which are reasonably acceptable to Harvard in its good-faith reasonable discretion, then Exhibit 1.5 will be amended automatically to incorporate the extended and/or amended milestone set forth in the Plan. If Licensee so notifies Harvard and provides Harvard with an Explanation and Plan, but the Explanation is not reasonably acceptable to Harvard in its good-faith reasonable discretion (e.g., but excluding Licensee asserting lack of finances or development preference for a non-Licensed Product without other reasons or factors to be considered), then Licensee will have [***] to meet such Development Milestone. Licensee’s failure to do so shall constitute a material breach of this Agreement and Harvard shall have the right to terminate this Agreement immediately upon written notice to Licensee. If Licensee so notifies Harvard and provides Harvard with an Explanation and Plan, but the Plan is

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

not reasonably acceptable to Harvard in its good-faith reasonable discretion, then Harvard will explain to Licensee why the Plan is not acceptable and provide Licensee with suggestions for an acceptable Plan. Licensee will have one opportunity to provide Harvard with an acceptable Plan within [***] days, during which time Harvard agrees to work with Licensee in its effort to develop an acceptable Plan. If, within such [***] days, Licensee provides Harvard with an acceptable Plan, then Exhibit 1.5 will be amended automatically to incorporate the extended and/or amended milestone set forth in the Plan. If, within such [***] days, Licensee fails to provide an acceptable Plan, then Licensee will have an additional [***] days or until the original deadline of the relevant Development Milestone, whichever is later, to meet such Development Milestone. Licensee’s failure to do so shall constitute a material breach of this Agreement and Harvard shall have the right to terminate this Agreement immediately upon written notice to Licensee. For clarity, if Licensee fails to achieve a Development Milestone and does not avail itself of the procedure set forth in this Section 3.4, such failure shall be a material breach that entitles Harvard to proceed under Section 10.2.2.1.

4. Consideration for Grant of License.

4.1. License Issuance Fee. Licensee shall pay Harvard a non-refundable license fee of Eighty Five Thousand U.S. Dollars ($85,000), due and payable within thirty (30) days after the Effective Date.

4.2. Equity.

4.2.1. Issuance.

As partial consideration for the license granted hereunder and pursuant to a mutually-agreeable stock purchase or subscription agreement, within [***] days after the Effective Date, Licensee shall issue directly to Harvard, MGH and Children’s, collectively, 995,000 shares of Licensee’s common stock, representing [***] of Licensee’s capital stock on a Fully Diluted Basis (as defined below) after giving effect to such issuance. Licensee shall issue to each Institution that number of shares set forth beside such Institution’s name in Exhibit 4.2.1 hereto. If Licensee issues more than an aggregate of [***] of its Series A Preferred Stock, then, until Licensee has issued Series A Preferred Stock in exchange for an aggregate of [***] of cash investment, Licensee shall issue an additional number of shares of Licensee’s common stock to the Institutions in proportion to their stockholdings in Licensee, as necessary to cause the Institutions’ collective equity ownership to equal [***] of the issued and outstanding capital stock of Licensee calculated on a Fully Diluted Basis, (any such grant of additional shares of common stock, the “Anti-Dilution Adjustment”). All shares of common stock issued to the Institutions pursuant to the two foregoing sentences are referred to herein as the “Shares.” In no event shall the Anti-Dilution Adjustment result in the Institutions receiving additional shares of common stock as a result of Licensee issuing shares of preferred stock that are not shares of its Series A Preferred Stock. For purposes of this Section 4.2, “Fully Diluted Basis” shall mean, as of a specified date, the number of shares of common stock of Licensee then-outstanding (assuming conversion of all outstanding stock other than common stock into common stock), plus the number of shares of common stock of Licensee issuable upon exercise or conversion of then-outstanding convertible securities, options, rights or warrants of Licensee (which shall be determined without regard to whether such securities are then vested, exercisable or convertible), plus the number of shares of common stock of Licensee that would be outstanding or acquirable, directly or indirectly, upon the issuance (and exercise, conversion or exchange, if applicable) of

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

all securities reserved or otherwise intended for future issuance under any stock purchase, stock option or other compensatory benefit plan or arrangement of Licensee; and “Series A Preferred Stock” shall mean those shares of preferred stock of Licensee issued, in one or more tranches, in exchange for investment of up to [***], pursuant to that certain Series A Preferred Stock Purchase Agreement entered into by Licensee on or about the Effective Date of this Agreement, which agreement shall be in form and substance substantially the same as that draft provided to Harvard by Licensee prior to the Effective Date. Licensee represents and warrants that the Shares have the rights and obligations set forth in the Certificate of Incorporation and Bylaws of Licensee in effect as of the effective date of the Series A Preferred Stock Purchase Agreement, which such documents shall be in the same form, without modification, amendment or supplement, as those provided to Harvard prior to the Effective Date. Harvard shall become a party to the Stockholders Agreement entered into in connection with the issuance of the Series A Preferred Stock for purposes of the board composition section and the drag-along right. In connection with the issuance of the Series A Preferred Stock, each Institution shall have the right to review and enter into any agreement (e.g., stockholders agreement, investors rights agreement, right of first refusal and co-sale agreement, etc.) to the same extent that any other owner of common stock of Licensee has such rights regarding any such agreement.

4.2.2. Representations and Warranties. Licensee represents and warrants to the Institutions that, upon each issuance of the Shares:

4.2.2.1. the pro forma capitalization table as attached at Exhibit 4.2.2.1 reflecting the initial issuance of Shares pursuant to Section 4.2.1, and as updated and provided to Harvard by Licensee upon issuance of any additional Shares in connection with an Anti-Dilution Adjustment, as the case may be (the “Cap Table”), sets forth all of the capital stock of Licensee on a Fully-Diluted Basis as of the date of issuance of such Shares;

4.2.2.2. other than as set forth in the Cap Table, as attached hereto at Exhibit 4.2.2.1 as of the Effective Date, and as updated as of the date of each issuance of the Shares, there are no outstanding shares of capital stock, convertible securities, outstanding warrants, options or other rights to subscribe for, purchase or acquire from Licensee any capital stock of Licensee and there are no contracts or binding commitments providing for the issuance of, or the granting of rights to acquire, any capital stock of Licensee or under which Licensee is, or may become, obligated to issue any of its securities; and

4.2.2.3. the Shares, when issued pursuant to the terms hereof, shall, upon such issuance, be duly authorized, validly issued, fully paid and nonassessable.

4.3. Annual License Maintenance Fees. Licensee shall pay Harvard annual license maintenance fees as follows:

4.3.1. Twenty Five Thousand U.S. Dollars ($25,000) for calendar year 2016, to be pro-rated in proportion to the remaining period of the calendar year following the Effective Date;

4.3.2. Twenty Five Thousand U.S. Dollars ($25,000) for each of calendar years 2017, 2018 and 2019;

4.3.3. Fifty Thousand U.S. Dollars ($50,000) for calendar year 2020 and each subsequent calendar year during the Term.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Each such fee shall be due and payable on January 15th of the calendar year to which such fee applies.

Each annual license maintenance fee shall be creditable against any royalty amounts payable under Section 4.5 below with respect to Licensed Products sold in the same calendar year that such annual license maintenance fee was due.

4.4. Milestone Payments.

4.4.1. Licensee shall pay Harvard the following milestone payments with respect to only the first two Licensed Products under this Agreement to reach each milestone, regardless of whether such milestone is achieved by Licensee or any Affiliate, Sublicensee or licensee of Licensee. The amounts shown below are applicable for Type I Licensed Products, and the applicable milestone payments shall each be reduced by [***] in the case of any Type II Licensed Product:

4.4.1.1. [***];

4.4.1.2. [***];

4.4.1.3. [***];

4.4.1.4. [***];

4.4.1.5. [***]; and

4.4.1.6. [***].

4.4.2. Licensee shall notify Harvard in writing within [***] days following the achievement of each milestone described in Section 4.3.1, and shall make the appropriate milestone payment within [***] days after the achievement of such milestone.

4.4.3. The milestones set forth in Section 4.4.1.1-4.4.1.3 are intended to be successive. If a Licensed Product is not required to undergo the event associated with a particular milestone for a Licensed Product (“Skipped Milestone”), such Skipped Milestone will be deemed to have been achieved upon the achievement by such Licensed Product of the next successive milestone set forth in Section 4.4.1.1-4.4.1.3 or any milestone set forth in Sections 4.4.1.4-4.4.1.6 (“Achieved Milestone”). Payment for any Skipped Milestone that is owed in accordance with the provisions of this Section 4.4 shall be due within [***] days after the achievement of the Achieved Milestone.

4.4.4. If Licensee or any of its Affiliates receives Non-Royalty Income with respect to the achievement of any milestone listed in Section 4.4.1, such amounts payable by Licensee to Harvard under this Section 4.4 with respect to such milestone may be deducted from the aggregate amount of Non-Royalty Income on which Licensee must pay fees to Harvard under Section 4.6.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

4.5. Royalty on Net Sales.

4.5.1. Type I Licensed Product Rate. Licensee shall pay Harvard an amount equal to [***] of Net Sales of Type I Licensed Products on a country-by-country basis made at any time prior to the expiration of the last to expire Valid Claim in the applicable country covering or claiming the composition, manufacture, sale or use of such Type I Licensed Product.

4.5.2. Type II Licensed Product Rate. Licensee shall pay Harvard an amount equal to [***] of Net Sales of Type II Licensed Products on a country-by-country basis for a period of twelve (12) years from the date of the First Commercial Sale of such Licensed Product in such country (each, a “Type II Royalty Period”). For clarity, the Parties hereby agree that if a Licensed Product ceases to be a Type I Licensed Product in such country due to expiration of Patent Rights prior to the end of the twelve-year period following First Commercial Sale of such Licensed Product in such country, such Licensed Product shall thereafter be subject to the royalty terms set forth in this Section 4.5.2 regarding Type II Licensed Products, and Licensee will pay Harvard royalties on Net Sales of such Licensed Product in accordance with this Section 4.5.2, until the expiration of the applicable twelve-year period, measured as twelve (12) years from the date of the First Commercial Sale of such Licensed Product in such country.

4.5.3. Third Party Royalty Set-Off. If Licensee obtains a license from a third party to an Infringed Patent or a license from a third party to any Infringed Patent that is licensed together with any other pending or issued patents or know-how after arm’s length negotiations, it may offset [***] of any running royalty payments due thereunder with respect to sales of Type I Licensed Products that, without such third party license would infringe such Infringed Patent, against the royalty payments that are due to Harvard with respect to Net Sales of such Type I Licensed Products, on a country-by-country basis; provided that in no event shall (a) the royalty payments to Harvard with respect to such Type I Licensed Products be reduced by more than [***] of the amount otherwise due (i.e. an effective [***] royalty rate), and (b) the percentage offset that Licensee is entitled to make against royalty payments due to Harvard be greater than any percentage offset that Licensee is entitled to make against royalty payments due to such third party licensor on account of royalty payments made to Harvard with respect to such Type I Licensed Product.

4.5.4. Patent Challenge. If Licensee, its Affiliate or a Sublicensee (“Challenging Party”) commences a legal action in which it challenges the validity, enforceability or scope of any of the Patent Rights (a “Challenge Proceeding”), the royalty rate specified in Sections 4.5.1 and 4.5.2 will be doubled with respect to Net Sales of Licensed Products that are sold during the pendency of such Challenge Proceeding. If the outcome of such Challenge Proceeding is a determination against the Challenging Party, (a) the royalty rate specified in Sections 4.5.1 with respect to Net Sales of Licensed Products that are covered by the Patent Rights that are the subject of such Challenge Proceeding shall remain at such doubled rate and (b) Licensee shall reimburse Harvard for all expenses incurred by Harvard (including reasonable attorneys’ fees) in connection with such Challenge Proceeding. If the outcome of such Challenge Proceeding is a determination in favor of the Challenging Party, Licensee will have no right to recoup any royalties paid before or during the pendency of such Challenge Proceeding.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

4.5.5. Bad Debt. If, after exercising good faith, commercially reasonable collection efforts for at least two Calendar Quarters after the Calendar Quarter in which Net Sales are made for which Licensee is unable to collect any amount that it has billed or invoiced with respect to such Net Sales for which it has already paid royalties under Sections 4.5.1 or 4.5.2, Licensee shall be entitled to deduct the amount of such royalties with respect to such uncollected amount from the royalty payments due under Sections 4.5.1 and 4.5.2 in the next succeeding (third) Calendar Quarter, which deduction shall be set forth in the corresponding report under Section 5.1 below. If, at any time after such deduction Licensee does collect on the Net Sales for which such deduction was made, such collected amount shall be included as Net Sales in the Calendar Quarter in which they are collected and Licensee shall pay Harvard royalties thereon accordingly.

4.6. Non-Royalty Income. Licensee will pay Harvard an amount equal to (a) [***] of all Non-Royalty Income derived under Sublicenses and Strategic Partnerships entered into prior to the submission of the first IND for a Licensed Product, (b) [***] of all Non-Royalty Income derived under Sublicenses and Strategic Partnerships entered into after submission of the first IND for a Licensed Product and before enrollment of the first patient in a Phase 2 Clinical Trial, and (c) [***] of all Non-Royalty Income derived under Sublicenses and Strategic Partnerships entered into after enrollment of the first patient in a Phase 2 Clinical Trial. For clarity, this section and the requirements for the payment of Non-Royalty Income shall not apply to any M&A Transactions.

5. Reports; Payments; Records.

5.1. Reports and Payments.

5.1.1. Reports. Within [***] days after the conclusion of each Calendar Quarter commencing with the first Calendar Quarter in which Net Sales are generated or Non-Royalty Income is received, Licensee shall deliver to Harvard a report containing the following information (in each instance, with a Licensed Product-by-Licensed Product and country-by-country breakdown):

5.1.1.1. [***];

5.1.1.2. [***];

5.1.1.3. [***];

5.1.1.4. [***];

5.1.1.5. [***]; and

5.1.1.6. [***].

Each such report shall be certified on behalf of Licensee as true, correct and complete in all material respects. If no amounts are due to Harvard for a particular Calendar Quarter, the report shall so state.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

5.1.2. Payment. Within [***] days after the end of each Calendar Quarter, Licensee shall pay Harvard all amounts due with respect to Net Sales and Non-Royalty Income for the applicable Calendar Quarter.

5.2. Payment Currency. All payments due under this Agreement will be paid in U.S. Dollars. Conversion of foreign currency to U.S. Dollars will be made at the conversion rate existing in the United States (as reported in the Wall Street Journal) on the last working day of the applicable Calendar Quarter. Such payments will be without deduction of exchange, collection or other charges.

5.3. Records. Licensee shall maintain, and shall cause its Affiliates and Sublicensees to maintain, complete and accurate records of Licensed Products that are made, used, sold, leased or transferred under this Agreement, any amounts payable to Harvard in relation to such Licensed Products, and all Non-Royalty Income received by Licensee and its Affiliates, which records shall contain sufficient information to permit Harvard to confirm the accuracy of any reports or notifications delivered to Harvard under Section 5.1. Licensee, its Affiliates and/or its Sublicensees, as applicable, shall retain such records relating to a given Calendar Quarter for at least [***] years after the conclusion of that Calendar Quarter, during which time Harvard will have the right, at its expense, to cause an independent, certified public accountant (or, in the event of a non-financial audit, other appropriate auditor) to inspect such records during normal business hours for the purposes of verifying the accuracy of any reports and payments delivered under this Agreement and Licensee’s compliance with the terms hereof. Such accountant or other auditor, as applicable, shall not disclose to Harvard any information other than information relating to the accuracy of reports and payments delivered under this Agreement. The parties shall reconcile any underpayment or overpayment within [***] days after the accountant delivers the results of the audit. If any audit performed under this Section 5.3 reveals an underpayment in excess of [***] in any calendar year, Licensee shall reimburse Harvard for all amounts incurred in connection with such audit. Harvard may exercise its rights under this Section 5.3 [***] and only with reasonable prior notice to the audited entity.

5.4. Late Payments. Any payments by Licensee that are not paid on or before the date such payments are due under this Agreement will bear interest at the lower of (a) [***] per month and (b) the maximum rate allowed by law. Interest will accrue beginning on the first day following the due date for payment and will be compounded quarterly. Payment of such interest by Licensee shall not limit, in any way, Harvard’s right to exercise any other remedies Harvard may have as a consequence of the lateness of any payment.

5.5. Payment Method. Each payment due to Harvard under this Agreement shall be paid by check or wire transfer of funds to Harvard’s account in accordance with written instructions provided by Harvard. If made by wire transfer, such payments shall be marked so as to refer to this Agreement.

5.6. Withholding and Similar Taxes. All amounts to be paid to Harvard pursuant to this Agreement shall be without deduction of exchange, collection, or other charges, and, specifically, without deduction of withholding or similar taxes or other government imposed fees or taxes, except as permitted in the definition of Net Sales.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

5.7. Licensee acknowledges that policies of the Institutions and affiliated organizations, relating to, inter alia, conflicts of interest and intellectual property, may affect certain direct and indirect arrangements between inventors and Licensee or related organizations. During the Term, to the extent Licensee becomes actually aware, Licensee shall notify the inventor’s Institution in writing at least [***] days before, or immediately thereafter if Licensee or its subsidiaries plans to enter or enters into any agreement other than this Agreement with or involving the inventors of the Patent Rights, or members or staff of their respective laboratories, whether relating to sponsored research, consulting, board membership, securities, or otherwise. Licensee’s notice to each such Institution shall include a detailed description of all proposed terms and conditions. Licensee shall not enter into such an agreement if it would violate such policies unless the terms and conditions of the agreement have been duly approved by the applicable Institution or its Affiliates pursuant to such policies.

6. Patent Filing, Prosecution and Maintenance.

6.1. Control. Harvard will be responsible for the preparation, filing, prosecution, protection, defense and maintenance of all Patent Rights, using independent patent counsel reasonably acceptable to Licensee. Harvard will: (a) instruct such patent counsel to furnish the Licensee with copies of all correspondence and office actions relating to the Patent Rights from or with the United States Patent and Trademark Office (USPTO) and any other patent office, as well as copies of all proposed responses to such correspondence and office actions in time for Licensee to review and provide comments and input on such response; (b) give Licensee an opportunity to review and provide comments and input on the text of each patent application before filing; (c) consult with Licensee with respect thereto; (d) supply Licensee with a copy of the application as filed, together with notice of its filing date and serial number; and (e) keep Licensee advised of the status of actual and prospective patent filings. Harvard shall give Licensee the opportunity to provide comments and input on and make requests of Harvard concerning the preparation, filing, prosecution, protection, defense and maintenance of the Patent Rights, and shall seriously consider all such comments, input and requests; however, final decision-making authority shall vest in Harvard.

6.2. Expenses. Subject to Section 6.3 below, Licensee shall reimburse Harvard for all documented, out-of-pocket expenses incurred by the Institutions after the Effective Date pursuant to this Article 6 (“Ongoing Patent Expenses”) within [***] days after the date of each invoice from Harvard for such expenses. In addition, within [***] days after the Effective Date, Licensee shall reimburse Harvard for all documented, out-of-pocket expenses incurred by the Institutions prior to the Effective Date with respect to the preparation, filing, prosecution, protection and maintenance of Patent Rights (“Back Patent Expenses”), as well as an amount equal to [***] as reimbursement for out of pocket costs incurred by Harvard in connection with inventorship analysis regarding certain Patent Rights. As of the Effective Date, such Back Patent Expenses total approximately [***]. For purposes of this Section 6.2, expenses with respect to the preparation, filing, prosecution, protection and maintenance of Patent Rights authorized prior to the Effective Date for which Harvard has not yet received a bill from outside counsel as of the Effective Date shall be deemed incurred after the Effective Date and included in Ongoing Patent Expenses.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

6.3. Abandonment. If Licensee decides that it does not wish to pay for the preparation, filing, prosecution, protection or maintenance of any Patent Rights in a particular country (“Abandoned Patent Rights”), Licensee shall provide Harvard with prompt written notice of such election. Upon receipt of such notice by Harvard, Licensee shall be released from its obligation to reimburse Harvard for the expenses incurred thereafter as to such Abandoned Patent Rights; provided, however, that expenses authorized prior to the receipt by Harvard of such notice shall be deemed incurred prior to the notice. In the event of Licensee’s abandonment of any Patent Rights, any license granted by Harvard to Licensee hereunder with respect to such Abandoned Patent Rights will terminate, and Licensee will have no rights whatsoever to exploit such Abandoned Patent Rights. Harvard will then be free, without further notice or obligation to Licensee, to grant rights in and to such Abandoned Patent Rights to third parties.

6.4. Small Entity Designation. If Licensee, its Affiliates, any Sublicensee and/or any holder of an option to obtain a Sublicense does not qualify, or at any point during the Term ceases to qualify, as an entity entitled to pay lesser fees as provided by the USPTO (i.e., a “small entity”) or the patent office of any other country, Licensee shall so notify Harvard immediately, in order to enable Harvard to comply with regulations regarding payment of fees with respect to Patent Rights..

6.5. Marking. Licensee shall, and shall cause its Affiliates and Sublicensees to, mark all Licensed Products sold or otherwise disposed of in such a manner as to conform with the patent laws and practice of the country to which such products are shipped or in which such products are sold for purposes of ensuring maximum enforceability of Patent Rights in such country.

7. Enforcement of Patent Rights.

7.1. Notice. In the event either party becomes aware of any possible or actual infringement of any Patent Rights with respect to Licensed Products in the Field (an “Infringement”), that party shall promptly notify the other party and provide it with details regarding such Infringement.

7.2. Suit by Licensee. Licensee shall have the first right, but not the obligation, to take action in the prosecution, prevention, or termination of any Infringement. Before Licensee commences an action with respect to any Infringement, Licensee shall consider in good faith the views of the Institutions and potential effects on the public interest in making its decision whether to take such action. Should Licensee elect to bring suit against an infringer, Licensee shall keep the Institutions reasonably informed of the progress of the action and shall give each Institution a reasonable opportunity in advance to consult with Licensee and offer its views about major decisions affecting the litigation. Licensee shall give careful consideration to those views, but shall have the right to control the action; provided, however, that if Licensee fails to defend in good faith the validity and/or enforceability of the Patent Rights in the action or, or if Licensee’s license to a Valid Claim in the suit terminates, Harvard may elect to take control of the action pursuant to Section 7.3. Any and all expenses, including reasonable attorneys’ fees, incurred by Harvard with respect to the prosecution, adjudication and/or settlement of such suit, including any related appeals, shall be paid for entirely by Licensee and Licensee shall hold Harvard free, clear and harmless from and against any and all such expenses. The expenses of

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

such suit or suits that Licensee elects to bring, including any expenses of each Institution incurred in conjunction with the prosecution of such suits or the settlement thereof, shall be paid for entirely by Licensee and Licensee shall hold each Institution free, clear and harmless from and against any and all costs of such litigation, including reasonable attorneys’ fees. Licensee shall not compromise or settle such litigation without the prior written consent of each Institution, which consent shall not be unreasonably withheld or delayed. In the event Licensee exercises its right to sue pursuant to this Section 7.2, it shall first reimburse itself out of any sums recovered in such suit or in settlement thereof for all costs and expenses of every kind and character, including reasonable attorneys’ fees, necessarily incurred in the prosecution of any such suit. If, after such reimbursement, any funds shall remain from said recovery, then Harvard shall receive an amount equal to [***] of such funds and the remaining [***] of such funds shall be retained by Licensee.

7.3. Suit by Harvard. If Licensee does not take action in the prosecution, prevention, or termination of any Infringement pursuant to Section 7.2 above, and has not commenced negotiations with the infringer for the discontinuance of said Infringement, within ninety (90) days after receipt of notice to Licensee by Harvard of the existence of an Infringement, Harvard may elect to do so. Should Harvard elect to bring suit against an infringer and Licensee is joined as party plaintiff in any such suit, Licensee shall have the right to approve the counsel selected by Harvard to represent Harvard and Licensee, such approval not to be unreasonably withheld. Any and all expenses, including reasonable attorneys’ fees, incurred by Licensee with respect to the prosecution, adjudication and/or settlement of such suit, including any related appeals, shall be paid for entirely by Harvard and Harvard shall hold Licensee free, clear and harmless from and against any and all such expenses. Harvard shall not compromise or settle such litigation without the prior written consent of Licensee, which consent shall not be unreasonably withheld or delayed. In the event Harvard exercises its right to sue pursuant to this Section 7.3, it shall first reimburse itself out of any sums recovered in such suit or in settlement thereof for all costs and expenses of every kind and character, including reasonable attorneys’ fees, necessarily incurred in the prosecution of any such suit. If, after such reimbursement, any funds shall remain from said recovery, then Licensee shall receive an amount equal to [***] of such funds and the remaining [***] of such funds shall be retained by Harvard.

7.4. Own Counsel. Each party shall always have the right to be represented by counsel of its own selection and at its own expense in any suit instituted under this Article 7 by the other party for Infringement.

7.5. Cooperation. Each party agrees to cooperate fully in any action under this Article 7 that is controlled by the other party, provided that the controlling party reimburses the cooperating party promptly for any costs and expenses incurred by the cooperating party in connection with providing such assistance.

7.6. Declaratory Judgment. If a declaratory judgment action is brought naming Licensee and/or any of its Affiliates or Sublicensees as a defendant and alleging invalidity or unenforceability of any claims within the Patent Rights, Licensee shall promptly notify each Institution in writing and the Institutions may elect, upon written notice to Licensee within thirty (30) days after they each receive notice of the commencement of such action, to take over the sole defense of the invalidity and/or unenforceability aspect of the action at its own expense.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

8. Warranties; Limitation of Liability.

8.1. Compliance with Law. Licensee represents and warrants that it will comply, and will ensure that its Affiliates and Sublicensees comply, with all local, state, federal and international laws and regulations relating to the development, manufacture, use, sale and importation of Licensed Products. Without limiting the foregoing, Licensee represents and warrants, on behalf of itself and its Affiliates and Sublicensees, that it shall comply with all United States laws and regulations controlling the export of certain commodities and technical data, including without limitation all Export Administration Regulations of the United States Department of Commerce. Among other things, these laws and regulations prohibit or require a license for the export of certain types of commodities and technical data to specified countries. Licensee hereby gives written assurance that it will comply with, and will cause its Affiliates to comply with (and will contractually obligate its Sublicensees to comply with), all United States export control laws and regulations, that it bears sole responsibility for any violation of such laws and regulations by itself or its Affiliates or Sublicensees, and that it will indemnify, defend, and hold Harvard harmless (in accordance with Section 9.1) for the consequences of any such violation.

8.2. Limited Representation and Disclaimer of other Warranties.

8.2.1. (A) HARVARD HEREBY REPRESENTS TO LICENSEE THAT, AS OF THE EFFECTIVE DATE, TO THE ACTUAL KNOWLEDGE OF THE RESPONSIBLE LICENSING OFFICER(S) AT HARVARD’S OFFICE OF TECHNOLOGY DEVELOPMENT (“OTD”), WITHOUT ANY FURTHER INVESTIGATION OR FURTHER INQUIRY WITHIN HARVARD, HARVARD HAS NOT RECEIVED WRITTEN NOTICE OF ANY PENDING OR THREATENED LAWSUIT OR LEGAL PROCEEDING OR ACTION BY A THIRD PARTY ASSERTING THAT THE PATENT RIGHTS INFRINGE OR MISAPPROPRIATE THE INTELLECTUAL PROPERTY RIGHTS OF A THIRD PARTY. IN THE EVENT THAT AFTER THE EFFECTIVE DATE, OTD RECEIVES SUCH WRITTEN NOTICE, IT SHALL NOTIFY LICENSEE PROMPTLY.

(B) NOTHING CONTAINED HEREIN SHALL BE DEEMED TO BE A WARRANTY BY HARVARD THAT IT CAN OR WILL BE ABLE TO OBTAIN PATENTS ON PATENT APPLICATIONS INCLUDED IN THE PATENT RIGHTS, OR THAT ANY OF THE PATENT RIGHTS WILL AFFORD ADEQUATE OR COMMERCIALLY WORTHWHILE PROTECTION.

8.2.2. HARVARD MAKES NO WARRANTIES WHATSOEVER AS TO THE COMMERCIAL OR SCIENTIFIC VALUE OF THE PATENT RIGHTS. HARVARD MAKES NO REPRESENTATION THAT THE PRACTICE OF THE PATENT RIGHTS OR THE DEVELOPMENT, MANUFACTURE, USE, SALE OR IMPORTATION OF ANY LICENSED PRODUCT, OR ANY ELEMENT THEREOF, WILL NOT INFRINGE ANY PATENT OR PROPRIETARY RIGHTS.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

8.2.3. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS AGREEMENT, NEITHER PARTY MAKES ANY WARRANTY WITH RESPECT TO ANY TECHNOLOGY, PATENTS, GOODS, SERVICES, RIGHTS OR OTHER SUBJECT MATTER OF THIS AGREEMENT AND EACH PARTY HEREBY DISCLAIMS WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NONINFRINGEMENT WITH RESPECT TO ANY AND ALL OF THE FOREGOING.

8.3. Limitation of Liability.

8.3.1. Except with respect to matters for which Licensee is obligated to indemnify Harvard under Article 9, neither party will be liable to the other with respect to any subject matter of this Agreement under any contract, negligence, strict liability or other legal or equitable theory for (a) any indirect, incidental, consequential or punitive damages or lost profits or (b) cost of procurement of substitute goods, technology or services. In addition, neither MGH nor Children’s, or any of their respective trustees, directors, officers, medical and professional staff, employees and agents be liable to Licensee or any of its Affiliates, Sublicensees or distributors for indirect, special, incidental or consequential damages of any kind arising in any way out of this Agreement or the license rights granted hereunder, however caused and on any theory of liability, including without limitation economic damages or injury to property or lost profits, regardless of whether MGH or Children’s shall be advised, shall have other reason to know, or in fact shall know of the possibility of the foregoing.

8.3.2. Except with respect to Harvard’s obligations of confidentiality hereunder, or Harvard’s willful misconduct under this Agreement, Harvard’s aggregate liability for all damages of any kind arising out of or relating to this Agreement or its subject matter under any contract, negligence, strict liability or other legal or equitable theory shall not exceed the amounts paid to Harvard under this Agreement.

9. Indemnification and Insurance.

9.1. Indemnity.

9.1.1. Licensee shall indemnify, defend and hold harmless each of Harvard, Children’s and MGH and their current and former directors, governing board members, trustees, officers, faculty, medical and professional staff, employees, students, and agents and their respective successors, heirs and assigns (collectively, the “Indemnitees”) from and against any claim, liability, cost, expense, damage, deficiency, loss or obligation of any kind or nature (including reasonable attorneys’ fees and other costs and expenses of litigation), based upon, arising out of, or otherwise relating to the practice of any rights as granted by Harvard to Licensee under this Agreement by Licensee, any of its Affiliates or any Sublicensee under any Sublicense, including any cause of action relating to product liability concerning any product, process, or service made, used, sold or performed pursuant to any right or license granted from Harvard to Licensee under this Agreement (collectively, “Claims”), except to the extent that any such Claim is attributable to the gross negligence or willful misconduct of such Indemnitee or the breach by Harvard of any provision of this Agreement. Neither Licensee nor Harvard shall settle any Claim without the prior written consent of the other, which consent shall not be unreasonably withheld.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

9.1.2. Licensee shall, at its own expense, provide attorneys reasonably acceptable to the applicable Institution to defend against any actions brought or filed against any Indemnitee hereunder with respect to the subject of indemnity contained herein, whether or not such actions are rightfully brought.

9.2. Insurance.

9.2.1. Beginning at the time any Licensed Product is being commercially distributed or sold (other than for the purpose of obtaining regulatory approvals) by Licensee, or by an Affiliate, Sublicensee or agent of Licensee, Licensee shall, at its sole cost and expense, procure and maintain commercial general liability insurance in amounts not less than $[***] per incident and $[***] annual aggregate and naming the Indemnitees as additional insureds. During clinical trials of any such Licensed Product, Licensee shall, at its sole cost and expense, procure and maintain commercial general liability insurance in such equal or lesser amount as may be consistent with such prudent practices, but in any event no less than $[***] per incident and $[***] annual aggregate, naming the Indemnitees as additional insureds. Such commercial general liability insurance shall provide: (a) product liability coverage and (b) broad form contractual liability coverage for Licensee’s indemnification obligations under this Agreement.

9.2.2. If Licensee elects to self-insure all or part of the limits described above in Section 9.2.1 (including deductibles or retentions that are in excess of $[***] annual aggregate) such self-insurance program must be acceptable to Harvard and CRICO/RMF (Harvard’s insurer) in their reasonable discretion. The minimum amounts of insurance coverage required shall not be construed to create a limit of Licensee’s liability with respect to its indemnification obligations under this Agreement.

9.2.3. Licensee shall provide Harvard with written evidence of such insurance upon request of Harvard. Licensee shall provide Harvard with written notice at least [***] days prior to the cancellation, non-renewal or material change in such insurance. If Licensee does not obtain replacement insurance providing comparable coverage within such [***] day period, Harvard shall have the right to terminate this Agreement effective at the end of such [***] day period without notice or any additional waiting periods.

9.2.4. Licensee shall maintain such commercial general liability insurance beyond the expiration or termination of this Agreement during: (a) the period that any Licensed Product is being commercially distributed or sold by Licensee, or an Affiliate, Sublicensee or agent of Licensee; and (b) a reasonable period after the period referred to in (a) above which in no event shall be less than [***] years.

10. Term and Termination.

10.1. Term. The term of this Agreement shall commence on the Effective Date and, unless earlier terminated as provided in this Article 10, shall continue in full force and effect until the later of (i) the expiration of the last to expire Valid Claim, and (ii) the expiration of the last Type II Royalty Period (the “Term”).

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

10.2. Termination.

10.2.1. Termination Without Cause. Licensee may terminate this Agreement for any reason (or merely for convenience) upon [***] days prior written notice to Harvard.

10.2.2. Termination for Default.

10.2.2.1. In the event that either party commits a material breach of its obligations under this Agreement and fails to cure that breach within [***] days after receiving written notice thereof, the other party may terminate this Agreement immediately upon written notice to the party in breach.

10.2.2.2. If Licensee defaults in its obligations under Section 9.2 to procure and maintain insurance or, if Licensee has in any event failed to comply with the notice requirements contained therein, then Harvard may terminate this Agreement immediately without notice or additional waiting period.

10.2.2.3. Harvard shall be entitled to terminate this Agreement in accordance with the provisions of Section 3.4.

10.2.3. Bankruptcy. Harvard may terminate this Agreement upon notice to Licensee if Licensee becomes insolvent, is adjudged bankrupt, applies for judicial or extra-judicial settlement with its creditors, makes an assignment for the benefit of its creditors, voluntarily files for bankruptcy or has a receiver or trustee (or the like) in bankruptcy appointed by reason of its insolvency, or in the event an involuntary bankruptcy action is filed against Licensee and not dismissed within [***] days, or if Licensee becomes the subject of liquidation or dissolution proceedings or otherwise discontinues business.

10.3. Effect of Termination.

10.3.1. Termination of Rights. Upon expiration or termination of this Agreement by either party pursuant to any of the provisions of Section 10.2: (a) the rights and licenses granted to Licensee under Article 2 shall terminate, all rights in and to and under the Patent Rights will revert to Harvard and neither Licensee nor its Affiliates may make any further use or exploitation of the Patent Rights; and (b) any existing agreements that contain a Sublicense shall terminate to the extent of such Sublicense; provided, however, that, notwithstanding the foregoing, each Sublicensee that is not at that time in breach of its Sublicense shall have the right to obtain a license from Harvard on substantially the same terms and conditions as set forth herein, which shall not impose any representations, warranties, obligations or liabilities on Harvard that are not included in this Agreement; provided, that (i) the scope of the license granted directly by Harvard to such Sublicensee shall be co-extensive with the scope of the Sublicense granted by Licensee to such Sublicensee, (ii) if the Sublicense granted to such Sublicensee was non-exclusive, such Sublicensee shall not have the right to participate in the prosecution or enforcement of the Patent Rights under the license granted to it directly by Harvard, (iii) if there is more than one Sublicensee, each Sublicensee that is granted a direct license shall be responsible for a pro rata share of the reimbursement due under Section 6.2 of this Agreement (based on the number of direct licenses under the Patent Rights in effect on the date of reimbursement), (iv) the financial terms of such direct license by Harvard shall be

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

no less favorable to Harvard than the financial terms that apply to Licensee under this Agreement, (v) Harvard shall not have any obligations that are greater than or inconsistent with the obligations of Harvard under this Agreement or the nature of Harvard as an academic and non-profit entity, or any fewer rights than Harvard has under this Agreement, and (vi) all obligations arising prior to execution of such direct license shall remain the responsibility of Licensee and Harvard shall be released from any and all liability relating to such obligations. If any Sublicensee desires to enter into such a direct license, it shall be wholly the responsibility of that Sublicensee to notify Harvard of such desire no later than [***] days after the effective date of termination of this Agreement.

10.3.2. Accruing Obligations. Termination or expiration of this Agreement shall not relieve the parties of obligations accruing prior to such termination or expiration, including obligations to pay amounts accruing hereunder up to the date of termination or expiration. After the date of termination or expiration (except in the case of termination by Harvard pursuant to Section 10.2), Licensee, its Affiliates and Sublicensees (a) may sell Licensed Products then in stock and (b) may complete the production of Licensed Products then in the process of production and sell the same; provided that, in the case of both (a) and (b), Licensee shall pay the applicable royalties and payments to Harvard in accordance with Article 4, provide reports and audit rights to Harvard pursuant to Article 5 and maintain insurance in accordance with the requirements of Section 9.2. The parties agree that the obligations in Section 4.1 (License Fee), Section 4.2 (Equity) and Section 6.2 (Patent Expenses) will accrue immediately upon execution of this Agreement by both parties, regardless of the events, invoice and payment timing details set forth therein.

10.3.3. Regulatory Filings. Licensee shall have the exclusive right to prepare and present all regulatory filings necessary or appropriate in any country and to obtain and maintain any regulatory approval required to market Licensed Products in any such country. Licensee shall solely own all right, title and interest in and to all such regulatory approvals and filings; provided, however, that in the event Licensee terminates this Agreement pursuant to Section 10.2.1 or Harvard terminates this Agreement pursuant to any of the provisions of Section 10.2, Licensee and Harvard will, for a period of [***] days thereafter, exclusively negotiate in good faith for the terms to be applicable to a potential license or assignment agreement, under which Licensee would license or assign to Harvard and provide Harvard with the right to reference, cross-reference, review, have access to, incorporate and use all documents and other materials filed by or on behalf of Licensee and its Affiliates with any Regulatory Authority in furtherance of applications for regulatory approval in the relevant country with respect to Licensed Products; provided, however, that neither Party shall be under any obligation to enter into any such license or assignment agreement, and Licensee shall not be required to grant any such rights to Harvard unless the Parties enter into a mutually acceptable definitive agreement, at the sole discretion of each Party.

10.4. Survival. The parties’ respective rights, obligations and duties under Articles 5, 9, 10 and 11 and Sections 4.2, 4.5.2, 4.5.4, 8.2 and 8.3, as well as any rights, obligations and duties which by their nature extend beyond the expiration or termination of this Agreement, shall survive any expiration or termination of this Agreement. In addition, Licensee’s obligations under Section 4.6 with respect to Sublicenses granted and Strategic Partnerships entered into prior to expiration or termination of the Agreement shall survive such expiration or termination.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

11. Miscellaneous.

11.1. Preference for United States Industry. During the period of exclusivity of this license in the United States, Licensee shall comply with 37 C.F.R. § 401.14 (i) or any successor rule or regulation.

11.2. No Security Interest. Licensee shall not enter into any agreement under which Licensee grants to or otherwise creates in any third party a security interest in this Agreement or any of the rights granted to Licensee herein. Any grant or creation of a security interest purported or attempted to be made in violation of the terms of this Section 11.2 shall be null and void and of no legal effect.

11.3. Use of Name. Except as provided below, Licensee shall not, and shall ensure that its Affiliates and Sublicensees shall not, use or register the name of any Institution (alone or as part of another name) or any logos, seals, insignia or other words, names, symbols or devices that identify any Institution or any Institution school, unit, division or affiliate (“Institution Names”) for any purpose except with the prior written approval of, and in accordance with restrictions required by, the applicable Institution. Without limiting the foregoing, Licensee shall, and shall ensure that its Affiliates and Sublicensees shall, cease all use of Institution Names on the termination or expiration of this Agreement except as otherwise approved by each applicable Institution. This restriction shall not apply to any information required by law to be disclosed to any governmental entity.

11.4. Entire Agreement. This Agreement is the sole agreement with respect to the subject matter hereof and except as expressly set forth herein, supersedes all other agreements and understandings between the parties with respect to the same.

11.5. Notices. Unless otherwise specifically provided, all notices required or permitted by this Agreement shall be in writing and may be delivered personally, or may be sent by facsimile, expedited delivery or certified mail, return receipt requested, to the following addresses, unless the parties are subsequently notified of any change of address in accordance with this Section 11.5:

If to Licensee (other than invoices):	Magenta Therapeutics, Inc. [***]

If to Licensee (invoices only):	Magenta Therapeutics, Inc [***]

If to Harvard:	Office of Technology Development Harvard University [***] Attn.: Chief Technology Development Officer

Any notice shall be deemed to have been received as follows: (a) by personal delivery or expedited delivery, upon receipt; (b) by facsimile, one business day after transmission or dispatch; (c) by certified mail, as evidenced by the return receipt. If notice is sent by facsimile, a confirming copy of the same shall be sent by mail to the same address.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

11.6. Governing Law and Jurisdiction. This Agreement will be governed by, and construed in accordance with, the substantive laws of the Commonwealth of Massachusetts, without giving effect to any choice or conflict of law provision, except that questions affecting the construction and effect of any patent shall be determined by the law of the country in which the patent shall have been granted. Any action, suit or other proceeding arising under or relating to this Agreement (a “Suit”) shall be brought in a court of competent jurisdiction in the Commonwealth of Massachusetts, and the parties hereby consent to the sole jurisdiction of the state and federal courts sitting in the Commonwealth of Massachusetts. Each party agrees not to raise any objection at any time to the laying or maintaining of the venue of any Suit in any of the specified courts, irrevocably waives any claim that Suit has been brought in any inconvenient forum and further irrevocably waives the right to object, with respect to any Suit, that such court does not have any jurisdiction over such party.

11.7. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties and their respective legal representatives, successors and permitted assigns.

11.8. Headings. Section and subsection headings are inserted for convenience of reference only and do not form a part of this Agreement.

11.9. Counterparts. The parties may execute this Agreement in two or more counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument. Transmission by facsimile or electronic mail of an executed counterpart of this Agreement shall be deemed to constitute due and sufficient delivery of such counterpart. If by electronic mail, the executed Agreement must be delivered in a .pdf format.

11.10. Amendment; Waiver. This Agreement may be amended, modified, superseded or canceled, and any of the terms may be waived, only by a written instrument executed by each party or, in the case of waiver, by the party waiving compliance. The delay or failure of either party at any time or times to require performance of any provisions hereof shall in no manner affect the rights at a later time to enforce the same. No waiver by either party of any condition or of the breach of any term contained in this Agreement, whether by conduct, or otherwise, in any one or more instances, shall be deemed to be, or considered as, a further or continuing waiver of any such condition or of the breach of such term or any other term of this Agreement.

11.11. No Agency or Partnership. Nothing contained in this Agreement shall give either party the right to bind the other, or be deemed to constitute either party as agent for or partner of the other or any third party.

11.12. Assignment and Successors. This Agreement may not be assigned by either party without the consent of the other, which consent shall not be unreasonably withheld, conditioned or delayed, except that Licensee may, without the consent of Harvard, assign this Agreement, in its entirety, and the rights, obligations and interests of Licensee hereunder (i) to any purchaser of all of the equity of Licensee, or (ii) to any successor corporation resulting from

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

any merger or consolidation of Licensee with or into such corporation, or (iii) to any purchaser of all or substantially all of the assets of Licensee; provided, in each case, that the assignee agrees in writing to be bound by the terms of this Agreement. Any assignment purported or attempted to be made in violation of the terms of this Section 11.12 shall be null and void and of no legal effect. For clarity, a restructuring or reorganization of Licensee in which the stockholders of Licensee immediately before such transaction directly or indirectly beneficially own (as such term is used in Rule 13d-3 under the Securities Exchange Act of 1934, as amended), immediately thereafter, at least a majority of the outstanding equity of Licensee or the entity that acquires Licensee’s assets or stock shall not be deemed to be an assignment of this Agreement for any purpose hereunder.

11.13. Force Majeure. Except for monetary obligations hereunder, neither party will be responsible for delays resulting from causes beyond the reasonable control of such party, including fire, explosion, flood, war, strike, or riot, provided that the nonperforming party uses commercially reasonable efforts to avoid or remove such causes of nonperformance and continues performance under this Agreement with reasonable dispatch whenever such causes are removed.

11.14. Interpretation. Each party hereto acknowledges and agrees that: (a) it and/or its counsel reviewed and negotiated the terms and provisions of this Agreement and has contributed to its revision; (b) the rule of construction to the effect that any ambiguities are resolved against the drafting party shall not be employed in the interpretation of this Agreement; (c) the terms and provisions of this Agreement shall be construed fairly as to both parties hereto and not in favor of or against either party, regardless of which party was generally responsible for the preparation of this Agreement; and (d) the use of “include,” “includes,” or “including” herein shall not be limiting and “or” shall not be exclusive.

11.15. Severability. If any provision of this Agreement is or becomes invalid or is ruled invalid by any court of competent jurisdiction or is deemed unenforceable, it is the intention of the parties that the remainder of this Agreement shall not be affected.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives as of the date first written above.

President and Fellows of Harvard College	Magenta Therapeutics, Inc.

By: /s/ Isaac T. Kohlberg	By: /s/ Jason Gardner

Name: Isaac T. Kohlberg	Name: Jason Gardner

Title: Senior Associate Provost Chief Technology Development Officer Office of Technology Development Harvard University	Title: CEO

Signature Page

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Exhibit 1.5

Development Milestones

With respect to a Licensed Product for Mobilization:

Initiation of IND-enabling Preclinical Toxicology Study of a Licensed Product within [***] of the Effective Date;

Submission of an IND for a Licensed Product to [***] within [***] of the Effective Date;

Enrollment of the first subject in the first Phase 2 Clinical Study, within [***] of IND filing;

Enrollment of the first subject in the first Phase 3 Clinical Study of a Licensed Product within [***] after initiation of the first Phase 2 Clinical Study; and

Submission of a Licensed Product for Marketing Authorization in [***] within [***] from initiation of the first Phase 3 Clinical Study for such Licensed Product or [***] from the Effective Date.

With respect to a Licensed Product for Conditioning:

Initiation of IND-enabling Preclinical Toxicology Study of a Licensed Product within [***] of the Effective Date;

Submission of an IND for a Licensed Product to [***] within [***] of the Effective Date;

Enrollment of the first subject in the first Phase 2 Clinical Study, within [***] of IND filing;

Enrollment of the first subject in the first Phase 3 Clinical Study of a Licensed Product within [***] initiation of the first Phase 2 Clinical Study; and

Submission of a Licensed Product for Marketing Authorization in [***] within [***] from initiation of the first Phase 3 Clinical Study for such Licensed Product or [***].

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Exhibit 1.6

Development Plan

See attached.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[***]

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[***]

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Exhibit 1.18

Patent Rights

Harvard Case No.	Application or Patent No.	Filing or Issue Date	Title
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Exhibit 4.2.1

Initial Equity Issuance: Shares/Percentages

[***]

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Exhibit 4.2.2.1

Capitalization Table

See attached.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

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